                       SEMIANNUAL REPORT / APRIL 30 2001

                         AIM INTERNATIONAL EQUITY FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                      HUMAN ACHIEVEMENT BY TSING-FANG CHEN

             FOR THIS STUDY IN MODERN ICONOGRAPHY, TSING-FANG CHEN

          CREATED A MULTICULTURAL COLLAGE OF SYMBOLS REPRESENTING THE

           FINEST ACHIEVEMENTS OF PEOPLE AROUND THE WORLD. TODAY, THE

            INTERNATIONAL MARKETPLACE HELPS PUT MANY OF THE WORLD'S

          GREAT IDEAS INTO ACTION--IDEAS THAT COULD BECOME THE SYMBOLS

                   OF HUMAN ACHIEVEMENT FOR THE 21ST CENTURY.

                     -------------------------------------

AIM International Equity Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of international equity securities of companies with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Equity Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for periods ended 4/30/01 are as follows. Class A shares, inception (4/7/92), 9.70%; five years, 4.59%; one year, -31.95%. Class B shares, inception (9/15/94), 6.44%; five years, 4.66%; one year, -31.82%. Class C shares, inception (8/4/97), 1.25%; one year, -29.14%.
o In addition to returns as of the close of the reporting period industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter-end, which were as follows. Class A shares, inception (4/7/92), 9.11%; five years, 4.10%; one year, -40.84%. Class B shares, inception (9/15/94), 5.63%; five years 4.14%; one year -40.71%. Class C shares, inception (8/4/97); -0.24%; one year -38.38%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI EAFE--Registered Trademark-- (Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.
o The EAFE Growth Index measures the performance of EAFE companies with higher price/book ratios and higher forecasted growth values.
o The EAFE Value Index measures the performance of EAFE companies with lower price/book ratios and lower forecasted growth.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                          AIM INTERNATIONAL EQUITY FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                   Dear Fellow Shareholder:

                   The six months ended April 30, 2001, the period covered by
[PHOTO OF          this report, were among the most difficult we have seen in
ROBERT H.          equity markets in years. Major indexes, both foreign and
GRAHAM]            domestic, posted negative returns, with the technology sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                       What's the lesson? Well, just as the dot-com disaster
                   taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                       During the long bull market, which ran from 1982 until
                   last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                          AIM INTERNATIONAL EQUITY FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

GLOBAL MARKET DOWNTURN HURTS FUND'S PERFORMANCE

HOW DID AIM INTERNATIONAL EQUITY FUND PERFORM OVER THE REPORTING PERIOD? Concern over declining corporate earnings growth and a slowing economy caused major stock-market indexes worldwide to plummet during the reporting period. Consequently, AIM International Equity Fund faced a difficult period over the six months ended April 30, 2001, with returns of -15.35% for Class A shares, -15.66% for Class B shares and -15.60% for Class C shares, excluding sales charges. By comparison, the fund's benchmark index, the MSCI EAFE--Registered Trademark--, returned -7.98% over the same time frame.

WHAT WERE THE MAJOR TRENDS IN INTERNATIONAL MARKETS OVER THE REPORTING PERIOD? In the wake of a worldwide economic slowdown and rising energy costs, a number of high-profile companies issued warnings that their earnings would not meet expectations. Slowing economic growth and rising energy costs undermined corporate profits. Global competition also reduced the ability of companies to raise prices for their products and services. A market sell-off affected nearly all sectors, with technology stocks being especially hard hit.
    Throughout most of the period, international currencies including the euro, the British pound sterling and the yen fell against the U.S. dollar, a trend that hurt regional firms but benefited exporters.
    Worldwide, investors favored value stocks over growth stocks. For example, the EAFE Value Index outperformed the EAFE Growth Index by 11 percentage points over the six-month period.

WHAT HAPPENED IN EUROPE OVER THE FISCAL YEAR?
The European Central Bank disappointed investors by refusing to cut interest rates over the six-month period. The undetermined effects of livestock diseases also unnerved investors.
    On the bright side, Europe's 2001 forecasts for corporate earnings and economic growth are higher than those projected for the United States. Tax cuts, which took effect in Germany, France, Italy and elsewhere in the first quarter of 2001, are beginning to boost consumer confidence. And while the euro remains weak against the U.S. dollar, it has appreciated about 7% since its October 2000 low.

                     -------------------------------------

                     WE FOUND GOOD OPPORTUNITIES ESPECIALLY

                        IN FRANCE AND THE UNITED KINGDOM.

                     -------------------------------------

WHAT WERE THE MAJOR MARKET DEVELOPMENTS IN ASIA?
Like markets around the world, the Japanese stock market was hard hit by lower profit forecasts and fears of a global economic slowdown. But Japan also faces problems of its own: a stagnant economy hovering on the brink of recession, a struggling banking system, a stock market near 16-year lows and a government torn by dissension. Deflation continues to hit Japan's economy, and for companies, falling prices mean lower sales and greater difficulty repaying loans.
    Outside Japan, Asian stock markets fell with the Nasdaq. An export-driven region, Asia is closely tied to U.S. and European growth and to the performance of the U.S. technology sector. Asian markets turned in a mixed (though mostly weaker) performance during the six-month period.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We substantially pared the fund's technology and telecommunications exposure because earnings outlooks in this sector continue to look bleak. At the same time, we added financial stocks, an area where we see good earnings momentum and benefits from interest-rate cuts. We favor insurance companies such as RAS, an Italian insurance firm. We also feel that regional banks with strong retail franchises and limited exposure to weakening capital markets, such as Royal Bank of Scotland, have the best potential for strong earnings growth. We increased the fund's investments in consumer cyclicals, such as retailers and automakers like Peugeot. The fund has also added to its energy exposure, taking

--------------------------------------------------------------------------------
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    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account."
Log into your account, then click on the "View Other Account Options" dropdown
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    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not
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electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                          AIM INTERNATIONAL EQUITY FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

===================================================================================================================================
 TOP 10 HOLDINGS                                   TOP 10 INDUSTRIES                                  TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------

 1. TotalFinaElf S.A. (France)           2.36%     1. Health Care (Drugs--Generic & Other) 11.54%     1. France             20.82%

 2. Sanofi-Synthelabo S.A. (France)      2.26      2. Banks (Major Regional)                9.28      2. United Kingdom     13.73

 3. Royal Bank of Scotland               2.14      3. Services (Commercial & Consumer)      5.43      3. Japan              11.91
    Group PLC (The) (U.K.)
                                                   4. Oil (International Integrated)        5.40      4. Canada              9.04
 4. Aventis S.A. (France)                2.10
                                                   5. Electronics (Component Distributors)  4.03      5. Italy               4.79
 5. Bank of Ireland (Ireland)            1.92
                                                   6. Insurance Brokers                     3.94      6. Switzerland         4.68
 6. BNP Paribas S.A. (France)            1.90
                                                   7. Oil & Gas (Exploration & Production)  3.87      7. Germany             4.00
 7. PSA Peugeot Citroen (France)         1.89
                                                   8. Retail (General Merchandise)          3.26      8. Denmark             3.10
 8. Altran Technologies S.A. (France)    1.84
                                                   9. Automobiles                           2.95      9. Netherlands         2.27
 9. Altana A.G. (Germany)                1.84
                                                  10. Services (Advertising/Marketing)      2.68     10. Israel              2.23
10. Teva Pharmaceutical Ind. Ltd.        1.83
    (ADR) (Israel)

The fund's holdings are subject to change, and there is no assurance that the                             [PIE CHART]
fund will continue to hold any particular security.
===================================================================================================================================


advantage of opportunities in oil and gas and exploration companies. We also favored health-care stocks, especially those of pharmaceutical companies, in light of impressive earnings prospects.

IN WHAT COUNTRIES DID THE FUND HAVE INVESTMENTS?
The fund is underweight Japan as compared to its benchmark index, the MSCI EAFE--Registered Trademark--, due to the country's political and economic weakness. We have maintained the fund's European exposure at about 59% of its total net assets. We found good opportunities especially in France and the United Kingdom. As of April 30, 2001, Asian holdings made up about 20% of the fund, Canadian 9% and Latin American 4%.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS AS OF APRIL 30, 2001?
The fund's top holdings represent a fairly diversified portfolio:

o TotalFinaElf explores for, produces, refines and trades natural gas and petroleum products.
o Sanofi-Synthelabo, a Paris-based drug manufacturer, specializes in cardiovascular, central nervous system, oncological and internal medicine drugs. It was formed when French firms Sanofi and Synthelabo merged in 1999.
o Royal Bank of Scotland is the leading banking group in Scotland with more than 2,000 branches in the United Kingdom and Ireland, as well as branches overseas.
o Aventis--the merged pharmaceutical operations of Rhone-Poulenc and Hoechst--is one of the world's largest drug companies. Its products include Allegra (allergies), Taxotere (cancer), Lovenox (thrombosis) and Amaryl (diabetes).
o Bank of Ireland offers deposit, loan, life insurance, stock-brokerage and investment-fund management services to clients worldwide.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
With global growth momentum slowing, central banks around the world have begun slashing interest rates. This should bode well for economies worldwide. Economic growth has slowed in Europe, but to a lesser extent than in the United States. In addition, tax cuts and labor reforms in Europe could boost consumer confidence. In Japan, the general outlook is weak due to political concerns, weaker overseas demand, deflationary pressures and a domestic slowdown. However, Asia's economy (excluding Japan) is expected to grow faster than U.S. and European economies this year.

                     -------------------------------------

                          EUROPE'S 2001 FORECASTS FOR

                        CORPORATE EARNINGS AND ECONOMIC

                          GROWTH ARE HIGHER THAN THOSE

                        PROJECTED FOR THE UNITED STATES.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                          AIM INTERNATIONAL EQUITY FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]


  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                         AIM INTERNATIONAL EQUITY FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

A PROSPEROUS RETIREMENT: IT'S UP TO YOU, AND IT CAN BE DONE

Many experts predict that Social Security could go broke sometime between 2020 and 2030 as the number of retirees outpaces the ability of the workforce to pay for their benefits through taxes. Lawmakers are sharply divided on ways to remedy this impending problem.
    Meanwhile, the Social Security Administration is sending Americans a wake-up call. The agency now mails annual contributions and benefit statements to all workers covered by Social Security. You should receive your statement three months before your birthday.
    The most important information in the statement is an estimate of the monthly retirement benefit you will receive at age 62, at full retirement and at age 70. Many people may be shocked to learn how small that amount will be.

RETIREMENT IS EXPENSIVE
Social Security and pensions account for only 43% of the retirement income needed by affluent retirees, according to the Social Security Administration and the U.S. Bureau of Labor Statistics. The other 57% may need to come from personal savings. Financial experts estimate that most people will need about 75% of their current annual income to maintain their lifestyle in retirement.
    If you're depending on Social Security alone, you may have to scale back your lifestyle considerably upon retirement.

WOULD YOU RATHER BE A MILLIONAIRE?
Of course you would. What to do? You could try to become a guest on the hit television quiz show. A more practical way is to save and invest now for a comfortable retirement later. But remember: when planning for retirement, time can be your best friend--or your worst enemy. Time can affect your retirement plans in three ways.

o The longer you wait to begin saving for retirement, the more you'll have to save to accumulate the nest egg you'll need, as the table nearby shows.
o Even modest inflation means that each dollar you save today will be less valuable 20 or 30 or 40 years from now. Over a 25-year period, a 2% annual rate of inflation reduces the value (the "buying power") of $1,000 to just $610.
o As Americans live longer, they need their retirement savings to last longer. More and more Americans each year outlive their savings. Let's estimate you'll need $1 million to live comfortably in retirement. How much will you need to save each month to reach your goal--if you start early, or if you wait to begin saving?

THE LESSON? START SAVING EARLY

Procrastination can be expensive. The longer you wait to begin your retirement saving plan, the more you'll have to save

--------------------------------------------------------------------------------

                                 [COUPLE PHOTO]

STARTING EARLY MAKES IT EASIER TO SAVE FOR RETIREMENT

================================================================================
                  YEARS TO               MONTHLY                MONTHLY SAVINGS
CURRENT           SAVE UNTIL             RETIREMENT             NEEDED TO
AGE               RETIREMENT             SAVINGS GOAL           REACH GOAL
--------------------------------------------------------------------------------
25                40                     $1,000,000             $   85
35                30                     $1,000,000             $  284
45                20                     $1,000,000             $1,001
55                10                     $1,000,000             $4,305

All figures assume a 12% annual return on investments. This hypothetical example is for illustrative purposes only and is not intended to represent the performance of any particular fund, IRA or investor. Your actual return isn't likely to be consistent from year to year and there is no guarantee that a specific rate of return will be achieved.
================================================================================

WILL YOU HAVE ENOUGH FOR RETIREMENT?
Social Security and pensions account for 43% of the retirement income needed by affluent retirees. The rest must come from personal savings.

                                  [PIE CHART]

================================================================================

Social Security and Pensions     43%

Personal Savings                 57%

Source: Social Security Administration and U.S. Bureau of Labor Statistics
================================================================================

                          AIM INTERNATIONAL EQUITY FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION


each month to build an adequate retirement nest egg. The person who starts saving at 25 may be able to accumulate $1 million by saving just $85 a month. Someone who waits to age 35 before beginning to save for retirement will have to contribute more than three times as much each month to make up for lost time!


START WITH A PRACTICAL INVESTMENT PLAN
A comfortable retirement is within your reach. But you'll need a practical investment plan to get there. So consider the four steps described here and talk them over with your financial advisor. He or she can help you devise a plan and choose investments suited to your unique circumstances.

1. IF YOU HAVE A 401(K) PLAN, CONTRIBUTE TO IT--AND MAKE THE MOST OF EMPLOYER MATCHING. If your employer matches 401(k) contributions, contribute at least enough to maximize the company's contribution. If the company match is 5% of your salary, contribute at least 5% of your pay yourself. From your standpoint, the employer contribution is "free" money.

2. CONTRIBUTE TO AN IRA TOO. Even if you can't deduct an IRA contribution, you can enjoy an IRA's tax-deferred compounding. And don't forget the added advantage of the spousal IRA.

3. DIVERSIFY! Asset diversification helps manage risk because different types of assets behave differently. If you put your retirement assets into mutual funds, consider buying more than one type of fund.

4. IF YOU HAVE TIME, INVEST AGGRESSIVELY. Historically, small-company stocks have provided the highest returns. They can be volatile in the short term, but if you can be patient, consider including aggressive small-company growth funds in your portfolio.

DOLLAR-COST AVERAGING TYPICALLY LOWERS THE COST OF INVESTING
One simple way to save for retirement is to use an installment plan. With a strategy called dollar-cost averaging, you can commit a fixed amount of money to an investment at regular intervals. There are several advantages to this plan:

o Regular investing of equal amounts helps you make the most of market highs and lows. You automatically buy more shares when prices are low and fewer when prices are high.
o Your average cost per share is less than your average price per share. The only time this would not occur is if the share price remained constant.
o This strategy is especially appropriate for long-term investments, such as retirement plans, because the longer you maintain a regular investment pro gram, the more likely you will be to buy shares at a wide variety of prices.
o By systematically investing, you will be less tempted to make decisions on the basis of short-term events and your emotions. Your fortunes as an investor won't depend on your ability to make the right call about future trends. Of course, no investment strategy--not even dollar-cost averaging--is guaranteed to result in profits or protect against losses in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, you should consider your ability to continue purchases through periods of low price levels.

WHAT SHOULD YOU DO?
Visit your financial advisor. He or she can help you determine how much money you'll actually need in retirement and how to earn that money through careful investments.

DOLLAR-COST AVERAGING LOWERS COST OF INVESTING

================================================================================
                        AMOUNT                   SHARE                SHARES
MONTH                   INVESTED                 PRICE                PURCHASED
--------------------------------------------------------------------------------
January                 $  200                   $ 24                  8.333
February                $  200                   $ 20                 10.000
March                   $  200                   $ 14                 14.286
April                   $  200                   $ 18                 11.111
May                     $  200                   $ 22                  9.091
June                    $  200                   $ 24                  8.333
Six-month total         $1,200                   $122                 61.154

Average price per share: $122 divided by 6 equals $20.33; Average cost to you per share: $1,200 divided by 61.154 equals $19.62
================================================================================

                         AIM INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-91.53%

AUSTRALIA-0.74%

AMP Ltd. (Insurance-Life/Health)     2,148,700   $   21,918,889
===============================================================

BRAZIL-1.58%

Companhia de Bebidas das
  Americas-ADR
  (Beverages-Alcoholic)                902,100       22,011,240
---------------------------------------------------------------
Embratel Participacoes S.A.-ADR
  (Telephone)                          492,800        4,469,696
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)        821,314       20,044,866
===============================================================
                                                     46,525,802
===============================================================

CANADA-9.04%

Alberta Energy Co. Ltd. (Oil &
  Gas-Exploration & Production)        991,700       48,782,716
---------------------------------------------------------------
Biovail Corp. (Health
  Care-Drugs-Generic & Other)(a)     1,351,600       53,090,848
---------------------------------------------------------------
Bombardier Inc.-Class B
  (Aerospace/Defense)                3,601,200       51,936,439
---------------------------------------------------------------
Celestica Inc.
  (Electronics-Semiconductors)(a)      414,600       21,186,060
---------------------------------------------------------------
Loblaw Cos. Ltd.
  (Retail-Specialty)                 1,242,200       42,866,556
---------------------------------------------------------------
Royal Bank of Canada (Banks-Major
  Regional)                            692,000       19,351,760
---------------------------------------------------------------
Talisman Energy Inc. (Oil & Gas-
  Exploration & Production)(a)         712,000       29,020,542
===============================================================
                                                    266,234,921
===============================================================

DENMARK-3.10%

Novo Nordisk A.S.-Class B (Health
  Care-Drugs-Generic & Other)        1,223,000       46,506,046
---------------------------------------------------------------
Vestas Wind Systems A.S.
  (Manufacturing-Specialized)          957,900       44,734,821
===============================================================
                                                     91,240,867
===============================================================

FINLAND-0.96%

Sampo Oyj-Class A
  (Insurance Brokers)                2,697,000       28,239,559
===============================================================

FRANCE-20.82%

Altran Technologies S.A.
  (Services-Commercial & Consumer)     838,800       54,334,570
---------------------------------------------------------------
Assurances Generales de France
  (Insurance-Multi-Line)               779,849       46,398,534
---------------------------------------------------------------
Aventis S.A.
  (Chemicals-Diversified)(a)           797,700       61,794,353
---------------------------------------------------------------
BNP Paribas S.A. (Banks-Major
  Regional)                            629,300       55,952,617
---------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/
  Marketing)                         1,299,300       17,155,656
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)         186,150       32,061,477
---------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)      194,400       55,528,020
---------------------------------------------------------------
Publicis Groupe S.A.
  (Services-Advertising/
  Marketing)(a)                        936,800       31,588,240
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
FRANCE-(CONTINUED)

Sanofi-Synthelabo S.A. (Health
  Care-Drugs-Generic & Other)        1,110,500   $   66,613,187
---------------------------------------------------------------
Societe Generale-Class A
  (Banks-Major Regional)               542,200       34,977,509
---------------------------------------------------------------
Sodexho Alliance S.A. (Services-
  Commercial & Consumer)(a)            547,800       26,978,013
---------------------------------------------------------------
TotalFinaElf S.A.
  (Oil-International Integrated)       466,144       69,490,324
---------------------------------------------------------------
Vinci S.A. (Construction-Cement &
  Aggregates)                          559,600       32,773,030
---------------------------------------------------------------
Vivendi Environnement
  (Water Utilities)(a)                 625,200       27,383,507
===============================================================
                                                    613,029,037
===============================================================

GERMANY-4.00%

Altana A.G. (Health
  Care-Drugs-Generic & Other)          447,950       54,058,427
---------------------------------------------------------------
MLP A.G.-Pfd. (Services-Commercial
  & Consumer)                          292,700       32,465,918
---------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)         96,000       31,433,486
===============================================================
                                                    117,957,831
===============================================================

HONG KONG-2.07%

China Mobile Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              9,104,000       44,825,439
---------------------------------------------------------------
CNOOC Ltd.-ADR (Oil &
  Gas-Exploration & Production)(a)     843,000       16,151,880
===============================================================
                                                     60,977,319
===============================================================

INDIA-0.49%

Infosys Technologies Ltd.
  (Computers-Software & Services)(b)   180,000       14,373,866
===============================================================

IRELAND-1.92%

Bank of Ireland (Banks-Major
  Regional)                          5,865,400       56,678,777
===============================================================

ISRAEL-2.23%

Check Point Software Technologies
  Ltd. (Computer Software &
  Services)(a)                         185,900       11,661,507
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)          990,500       53,932,725
===============================================================
                                                     65,594,232
===============================================================

ITALY-4.79%

Alleanza Assicurazioni (Insurance
  Brokers)                           2,709,700       34,311,534
---------------------------------------------------------------
Bulgari S.p.A. (Consumer-Jewelry,
  Novelties & Gifts)(a)              1,435,000       16,935,518
---------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Refining &
  Marketing)(a)                      5,322,800       36,463,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
ITALY-(CONTINUED)

Riunione Adriatica di Sicurta
  S.p.A (Insurance Brokers)          4,053,000   $   53,406,979
===============================================================
                                                    141,117,031
===============================================================

JAPAN-11.91%

Advantest Corp.
  (Electronics-Instrumentation)         26,900        3,085,047
---------------------------------------------------------------
Crayfish Co., Ltd.-ADR (Computers-
  Software & Services)(a)(b)            89,430          773,212
---------------------------------------------------------------
Fuji Photo Film Co., Ltd.
  (Photography/Imaging)                418,000       16,847,882
---------------------------------------------------------------
Hirose Electric Co., Ltd.
  (Electronics-Component
  Distributors)                        153,200       14,482,425
---------------------------------------------------------------
Hoya Corp.
  (Manufacturing-Specialized)          270,000       17,700,619
---------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics-Component
   Distributors)                       147,000       12,361,539
---------------------------------------------------------------
NEC Corp. (Computers-Hardware)       1,446,000       26,390,919
---------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long
  Distance)                              2,573       16,347,416
---------------------------------------------------------------
NTT Data Corp. (Computers-Software
  & Services)(a)                         1,984       12,813,986
---------------------------------------------------------------
NTT DoCoMo, Inc.
  (Telecommunications-
  Cellular/Wireless)                     1,413       29,047,954
---------------------------------------------------------------
Ricoh Co., Ltd. (Office Equipment
  & Supplies)                        1,141,000       21,378,455
---------------------------------------------------------------
Rohm Co. Ltd.
  (Electronics-Component
  Distributors)                         63,000       11,115,697
---------------------------------------------------------------
Sanyo Electric Co., Ltd.
  (Electronics-Component
  Distributors)                      7,152,000       44,224,256
---------------------------------------------------------------
Sharp Corp. (Electrical Equipment)   1,734,000       23,844,167
---------------------------------------------------------------
Sony Corp. (Electrical Equipment)      335,800       25,112,638
---------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Health Care-Drugs-Generic &
  Other)                               642,000       30,968,557
---------------------------------------------------------------
Tokyo Electron Ltd. (Electronics-
  Semiconductors)                      272,000       19,813,039
---------------------------------------------------------------
Trend Micro Inc.
  (Computers-Software & Services)(a)   271,700       12,292,526
---------------------------------------------------------------
Trend Micro Inc.
  (Computers-Software & Services)(b)   271,700       12,292,526
===============================================================
                                                    350,892,860
===============================================================

MEXICO-2.17%

America Movil S.A. de C.V.-Series
  L-ADR
  (Telecommunications-
  Cellular/Wireless)(a)                269,900        4,966,160
---------------------------------------------------------------
Coca-Cola Femsa S.A. de C.V.-ADR
  (Beverages-Non-Alcoholic)            182,000        3,549,000
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-ADR
  (Beverages-Alcoholic)                368,570       14,079,374
---------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C
  (Beverages-Alcoholic)              4,538,900       12,450,114
---------------------------------------------------------------
Telefonos de Mexico S.A. de
  C.V.-Class L-ADR (Telephone)         269,900        9,338,540
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MEXICO-(CONTINUED)

Wal-Mart de Mexico S.A. de
  C.V.-Series C (Retail-General
  Merchandise)                       8,782,000   $   19,441,793
===============================================================
                                                     63,824,981
===============================================================

NETHERLANDS-2.27%

Koninklijke Ahold N.V.
  (Retail-Food Chains)(a)            1,072,000       33,293,372
---------------------------------------------------------------
VNU N.V. (Publishing)                  806,200       33,515,627
===============================================================
                                                     66,808,999
===============================================================

SINGAPORE-1.30%

Datacraft Asia Ltd.
  (Communications Equipment)         2,883,136       14,703,994
---------------------------------------------------------------
DBS Group Holdings Ltd.
  (Banks-Money Center)               1,914,274       16,714,419
---------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                      3,901,900        6,728,153
===============================================================
                                                     38,146,566
===============================================================

SOUTH KOREA-1.15%

Korea Telecom Corp.-ADR
  (Telephone)                          464,000       12,820,320
---------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Electronics-Component
  Distributors)                        121,000       21,039,484
===============================================================
                                                     33,859,804
===============================================================

SPAIN-2.04%

Banco Popular Espanol S.A.
  (Banks-Major Regional)               968,300       34,575,053
---------------------------------------------------------------
Telefonica, S.A. (Telephone)(a)      1,505,877       25,495,458
===============================================================
                                                     60,070,511
===============================================================

SWITZERLAND-4.68%

Compagnie Financiere Richemont
  A.G.-Units (Tobacco)                   9,070       22,478,315
---------------------------------------------------------------
Julius Baer Holding Ltd.
  A.G.-Class B (Banks-Major
  Regional)                              1,985        8,603,326
---------------------------------------------------------------
Kudelski S.A.
  (Electronics-Component
  Distributor(a)                        16,320       15,520,014
---------------------------------------------------------------
Nestle S.A. (Foods)                     22,200       45,959,713
---------------------------------------------------------------
Serono S.A.-Class B (Health
  Care-Drugs-Generic & Other)           42,200       34,780,554
---------------------------------------------------------------
Swatch Group A.G. (The)-Class B
  (Consumer-Jewelry, Novelties &
  Gifts)                                 9,532       10,553,570
===============================================================
                                                    137,895,492
===============================================================

TAIWAN-0.54%

Taiwan Semiconductor Manufacturing
  Co. Ltd. (Computers-Hardware)(a)   5,706,240       15,788,016
===============================================================

UNITED KINGDOM-13.73%

BP Amoco PLC (Oil-International
  Integrated)                        4,770,300       42,791,924
---------------------------------------------------------------
Capita Group PLC
  (Services-Commercial & Consumer)   6,514,800       46,090,982
---------------------------------------------------------------
Dixons Group PLC
  (Retail-Specialty)                 8,184,200       28,570,289
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
UNITED KINGDOM-(CONTINUED)

Next PLC (Retail-General
  Merchandise)                       3,402,600   $   44,543,113
---------------------------------------------------------------
Pace Micro Technology PLC
  (Communications Equipment)         1,478,700       11,614,513
---------------------------------------------------------------
Reckitt Benckiser PLC (Household
  Products-Non-Durables)             2,533,000       34,554,488
---------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)             2,726,800       63,160,958
---------------------------------------------------------------
Safeway PLC (Retail-Food Chains)     9,156,300       42,181,737
---------------------------------------------------------------
Shell Transport & Trading Co. PLC
  (Oil-International Integrated)     5,598,800       46,739,535
---------------------------------------------------------------
Unilever PLC (Foods)                 1,846,200       13,946,372
---------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/
  Marketing)                         2,526,900       30,277,600
===============================================================
                                                    404,471,511
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $2,411,526,302)                             2,695,646,871
===============================================================

                                                     MARKET
                                      SHARES         VALUE
MONEY MARKET FUNDS-7.99%

STIC Liquid Assets Portfolio(d)     117,602,713  $  117,602,713
---------------------------------------------------------------
STIC Prime Portfolio(d)             117,602,713     117,602,713
===============================================================
    Total Money Market Funds (Cost
      $235,205,426)                                 235,205,426
===============================================================
TOTAL INVESTMENTS-99.52% (Cost
  $2,646,731,728)                                 2,930,852,297
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.48%                                  14,221,004
===============================================================
NET ASSETS-100.00%                               $2,945,073,301
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Directors.
(c) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,646,731,728)*                             $2,930,852,297
-------------------------------------------------------------
Foreign currencies, at value (cost
  $10,566,625)                                     10,498,628
-------------------------------------------------------------
Receivables for:
  Investments sold                                 30,022,355
-------------------------------------------------------------
  Capital stock sold                               13,529,216
-------------------------------------------------------------
  Dividends and interest                            8,537,082
-------------------------------------------------------------
Investment for deferred compensation plan              76,470
-------------------------------------------------------------
Collateral for securities loaned                  211,604,388
-------------------------------------------------------------
Other assets                                          123,045
=============================================================
    Total assets                                3,205,243,481
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            20,057,278
-------------------------------------------------------------
  Capital stock reacquired                         24,913,229
-------------------------------------------------------------
  Deferred compensation plan                           76,470
-------------------------------------------------------------
  Collateral upon return of securities loaned     211,604,388
-------------------------------------------------------------
Accrued administrative services fees                   15,792
-------------------------------------------------------------
Accrued distribution fees                           1,975,444
-------------------------------------------------------------
Accrued directors' fees                                 1,297
-------------------------------------------------------------
Accrued transfer agent fees                           969,292
-------------------------------------------------------------
Accrued operating expenses                            556,990
=============================================================
    Total liabilities                             260,170,180
=============================================================
Net assets applicable to shares outstanding    $2,945,073,301
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $1,933,392,623
_____________________________________________________________
=============================================================
Class B                                        $  786,631,705
_____________________________________________________________
=============================================================
Class C                                        $  225,048,973
_____________________________________________________________
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      400,000,000
-------------------------------------------------------------
  Outstanding                                     113,847,414
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      48,395,132
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      13,833,583
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        16.98
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.98 divided by
      94.50%)                                  $        17.97
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        16.25
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        16.27
_____________________________________________________________
=============================================================

* At April 30, 2001, securities with an aggregate market value of $205,467,626 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,614,891)                                  $  11,328,464
------------------------------------------------------------
Dividends from affiliated money market funds       7,789,703
------------------------------------------------------------
Interest                                             110,859
------------------------------------------------------------
Security lending income                              344,027
============================================================
    Total investment income                       19,573,053
============================================================

EXPENSES:

Advisory fees                                     14,430,670
------------------------------------------------------------
Administrative services fees                          99,551
------------------------------------------------------------
Custodian fees                                       802,470
------------------------------------------------------------
Distribution fees -- Class A                       3,069,997
------------------------------------------------------------
Distribution fees -- Class B                       4,343,779
------------------------------------------------------------
Distribution fees -- Class C                       1,148,262
------------------------------------------------------------
Transfer agent fees -- Class A                     2,619,622
------------------------------------------------------------
Transfer agent fees -- Class B                     1,064,384
------------------------------------------------------------
Transfer agent fees -- Class C                       281,366
------------------------------------------------------------
Directors' fees                                       11,301
------------------------------------------------------------
Other                                                765,036
============================================================
    Total expenses                                28,636,438
============================================================
Less: Fees waived                                   (663,957)
------------------------------------------------------------
    Expenses paid indirectly                         (36,555)
============================================================
    Net expenses                                  27,935,926
============================================================
Net investment income (loss)                      (8,362,873)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         (180,027,933)
------------------------------------------------------------
  Foreign currencies                              (4,640,539)
============================================================
                                                (184,668,472)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (335,777,333)
------------------------------------------------------------
  Foreign currencies                               2,156,795
============================================================
                                                (333,620,538)
============================================================
Net gain (loss) from investment securities
  and foreign currencies                        (518,289,010)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(526,651,883)
____________________________________________________________
============================================================

See Notes to Financial Statements.
 10

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (8,362,873)   $    1,818,566
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (184,668,472)      290,796,677
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (333,620,538)     (274,429,169)
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (526,651,883)       18,186,074
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (156,825,597)      (86,520,783)
----------------------------------------------------------------------------------------------
  Class B                                                        (70,681,212)      (38,910,409)
----------------------------------------------------------------------------------------------
  Class C                                                        (18,156,188)       (5,375,907)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         97,643,764       313,494,138
----------------------------------------------------------------------------------------------
  Class B                                                         13,412,868       148,996,045
----------------------------------------------------------------------------------------------
  Class C                                                         28,854,727       163,874,554
==============================================================================================
    Net increase (decrease) in net assets                       (632,403,521)      513,743,712
==============================================================================================

NET ASSETS:

  Beginning of period                                          3,577,476,822     3,063,733,110
==============================================================================================
  End of period                                               $2,945,073,301    $3,577,476,822
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,866,926,772    $2,727,015,413
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (8,500,016)         (137,143)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (196,974,645)      233,356,824
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           283,621,190       617,241,728
==============================================================================================
                                                              $2,945,073,301    $3,577,476,822
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.05% on net assets in excess of $500 million. For the six months ended April 30, 2001, AIM waived fees of $663,957.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $99,551 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $1,498,492 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $3,069,997, $4,343,779 and $1,148,262, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $197,793 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $203,114 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
    During the six months ended April 30, 2001, the Fund paid legal fees of $3,474 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $36,555 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $36,555.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2001, securities with an aggregate value of $205,467,626 were on loan to brokers. The loans were secured by cash collateral of $211,604,388 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the six months ended April 30, 2001, the Fund received fees of $344,027 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $1,464,058,592 and $1,460,826,618 respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 419,448,728
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (135,769,400)
=========================================================
Net unrealized appreciation of investment
  securities                                $ 283,679,328
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $2,647,172,969.


NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                   APRIL 30, 2001                    OCTOBER 31, 2000
                                                           -------------------------------    ------------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
                                                           ------------    ---------------    -----------    ---------------
Sold:
  Class A                                                    98,915,986    $ 1,752,091,687    74,959,702     $ 1,884,430,622
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     2,869,974         50,941,171    10,706,006         266,318,794
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     6,008,175        102,499,497    11,663,828         288,872,717
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     7,607,008        146,967,542     3,304,133          80,984,287
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     3,458,009         64,111,491     1,485,236          35,304,035
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       924,281         17,145,423       214,163           5,094,930
============================================================================================================================
Reacquired:
  Class A                                                  (100,331,563)    (1,801,415,465)  (65,335,468)     (1,651,920,771)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (5,884,940)      (101,639,794)   (6,258,901)       (152,626,784)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (5,295,799)       (90,790,193)   (5,276,103)       (130,093,093)
============================================================================================================================
                                                              8,271,131    $   139,911,359    25,462,596     $   626,364,737
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED                      YEAR ENDED OCTOBER 31,
                                                              APRIL 30,     ----------------------------------------------------
                                                               2001(a)       2000(a)         1999        1998(a)       1997(a)
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                         $    21.60     $    21.73    $    17.59    $    16.64    $    15.37
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.03)          0.08         (0.03)         0.05          0.04
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (3.11)          0.72          4.49          0.96          1.68
================================================================================================================================
    Total from investment operations                              (3.14)          0.80          4.46          1.01          1.72
================================================================================================================================
Less distributions:
  Dividends from net investment income                                -              -         (0.11)        (0.06)        (0.02)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (1.48)         (0.93)        (0.21)            -         (0.43)
================================================================================================================================
    Total distributions                                           (1.48)         (0.93)        (0.32)        (0.06)        (0.45)
================================================================================================================================
Net asset value, end of period                               $    16.98     $    21.60    $    21.73    $    17.59    $    16.64
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                  (15.35)%         3.16%        25.73%         6.11%        11.43%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $1,933,393     $2,325,636    $2,058,419    $1,724,635    $1,577,390
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.54%(c)       1.44%         1.48%         1.45%         1.47%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.58%(c)       1.48%         1.52%         1.49%         1.51%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.29)%(c)      0.30%       (0.14)%        0.28%         0.24%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                              51%            87%           86%           78%           50%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,063,625,880.

                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED                  YEAR ENDED OCTOBER 31,
                                                              APRIL 30,     --------------------------------------------
                                                               2001(a)      2000(a)     1999(a)     1998(a)     1997(a)
                                                              ----------    --------    --------    --------    --------
Net asset value, beginning of period                           $  20.81     $  21.11    $  17.13    $  16.27    $  15.13
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)       (0.11)      (0.17)      (0.09)      (0.09)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.99)        0.74        4.36        0.95        1.66
========================================================================================================================
    Total from investment operations                              (3.08)        0.63        4.19        0.86        1.57
========================================================================================================================
Less distributions from net realized gains                        (1.48)       (0.93)      (0.21)          -       (0.43)
========================================================================================================================
Net asset value, end of period                                 $  16.25     $  20.81    $  21.11    $  17.13    $  16.27
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  (15.66)%       2.42%      24.72%       5.29%      10.61%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $786,632     $997,843    $887,106    $744,987    $678,809
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.23%(c)     2.18%       2.27%       2.22%       2.25%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.27%(c)     2.22%       2.31%       2.26%       2.28%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.98)%(c)   (0.44)%     (0.93)%     (0.49)%     (0.53)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                              51%          87%         86%         78%         50%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $875,955,379.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                                               AUGUST 4, 1997
                                                              SIX MONTHS                                        (DATE SALES
                                                                ENDED           YEAR ENDED OCTOBER 31,           COMMENCED)
                                                              APRIL 30,     -------------------------------    TO OCTOBER 31,
                                                               2001(a)      2000(a)     1999(a)     1998(a)       1997(a)
                                                              ----------    --------    --------    -------    --------------
Net asset value, beginning of period                           $  20.82     $  21.13    $  17.14    $16.27        $ 17.64
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)       (0.11)      (0.17)    (0.09)         (0.02)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.98)        0.73        4.37      0.96          (1.35)
=============================================================================================================================
    Total from investment operations                              (3.07)        0.62        4.20      0.87          (1.37)
=============================================================================================================================
Less distributions from net realized gains                        (1.48)       (0.93)      (0.21)        -              -
=============================================================================================================================
Net asset value, end of period                                 $  16.27     $  20.82    $  21.13    $17.14        $ 16.27
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  (15.60)%       2.37%      24.76%     5.35%          7.77%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $225,049     $253,998    $118,208   $58,579        $12,829
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.23%(c)     2.18%       2.27%     2.22%          2.27%(d)
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.27%(c)     2.22%       2.31%     2.26%          2.30%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.98)%(c)   (0.44)%     (0.93)%   (0.49)%        (0.55)%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                              51%          87%         86%       78%            50%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $231,555,553.
(d)  Annualized.

NOTE 10-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Directors of the Company, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of directors is elected by you to look after your interests as a mutual-fund shareholder. Directors' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.
    Nine of your fund's 10 directors are independent. In other words, they have no affiliation with AIM except as independent fund directors charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.
    Listed below are the members of the board of directors of your mutual fund and their respective titles.

BOARD OF DIRECTORS                                OFFICERS                                 OFFICE OF THE FUND

Robert H. Graham                                  Robert H. Graham                         11 Greenway Plaza
Chairman, President and                           Chairman and President                   Suite 100
Chief Executive Officer                                                                    Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary      INVESTMENT ADVISOR
Bruce L. Crockett
Director                                          Gary T. Crum                             A I M Advisors, Inc.
ACE Limited;                                      Senior Vice President                    11 Greenway Plaza
Formerly Director, President, and                                                          Suite 100
Chief Executive Officer                           Edgar M. Larsen                          Houston, TX 77046
COMSAT Corporation                                Vice President
                                                                                           TRANSFER AGENT
Owen Daly II                                      Dana R. Sutton
Formerly Director                                 Vice President and Treasurer             A I M Fund Services, Inc.
Cortland Trust Inc.                                                                        P.O. Box 4739
                                                  Robert G. Alley                          Houston, TX 77210-4739
Albert R. Dowden                                  Vice President
Chairman of the Board of Directors,                                                        CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and       Melville B. Cox
Director, Magellan Insurance Company,             Vice President                           State Street Bank and Trust Company
Formerly Director, President and                                                           225 Franklin Street
Chief Executive Officer,                          Mary J. Benson                           Boston, MA 02110
Volvo Group North America, Inc.; and              Assistant Vice President and
Senior Vice President, AB Volvo                   Assistant Treasurer                      COUNSEL TO THE FUND

Edward K. Dunn Jr.                                Sheri Steward Morris                     Ballard Spahr
Chairman, Mercantile Mortgage Corp.;              Assistant Vice President and             Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,             Assistant Treasurer                      1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                   Philadelphia, PA 19103
President, Mercantile Bankshares                  Juan E. Cabrera, Jr.
                                                  Assistant Secretary                      COUNSEL TO THE DIRECTORS
Jack M. Fields
Chief Executive Officer                           Jim A. Coppedge                          Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                       Assistant Secretary                      919 Third Avenue
Formerly Member                                                                            New York, NY 10022
of the U.S. House of Representatives              Renee A. Friedli
                                                  Assistant Secretary                      DISTRIBUTOR
Carl Frischling
Partner                                           P. Michelle Grace                        A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP             Assistant Secretary                      11 Greenway Plaza
                                                                                           Suite 100
Prema Mathai-Davis                                John H. Lively                           Houston, TX 77046
Formerly Chief Executive Officer,                 Assistant Secretary
YWCA of the U.S.A.
                                                  Nancy L. Martin
Lewis F. Pennock                                  Assistant Secretary
Partner
Pennock & Cooper                                  Ofelia M. Mayo
                                                  Assistant Secretary
Louis S. Sklar
Executive Vice President                          Lisa A. Moss
Hines Interests                                   Assistant Secretary
Limited Partnership
                                                  Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Stephen R. Rimes
                                                  Assistant Secretary

                                                  Timothy D. Yang
                                                  Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                EQUITY FUNDS

   DOMESTIC EQUITY FUNDS          INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                            leadership in the mutual fund industry since 1976
      MORE AGGRESSIVE             MORE AGGRESSIVE                           and managed approximately $154 billion in assets
                                                                            for nine million shareholders, including
AIM Small Cap Opportunities(1)    AIM Latin American Growth                 individual investors, corporate clients and
AIM Mid Cap Opportunities(1)      AIM Developing Markets                    financial institutions, as of March 31, 2001.
AIM Large Cap Opportunities(2)    AIM European Small Company                    The AIM Family of Funds--Registered
AIM Emerging Growth               AIM Asian Growth                          Trademark--is distributed nationwide, and AIM
AIM Small Cap Growth(1)           AIM Japan Growth                          today is the eighth-largest mutual fund complex in
AIM Aggressive Growth             AIM International Emerging Growth         the United States in assets under management,
AIM Mid Cap Growth                AIM European Development                  according to Strategic Insight, an independent
AIM Small Cap Equity              AIM Euroland Growth                       mutual fund monitor. AIM is a subsidiary of
AIM Capital Development           AIM Global Aggressive Growth              AMVESCAP PLC, one of the world's largest
AIM Constellation                 AIM International Equity                  independent financial services companies with $370
AIM Dent Demographic Trends       AIM Advisor International Value           billion in assets under management as of March 31,
AIM Select Growth                 AIM Worldwide Spectrum                    2001.
AIM Large Cap Growth              AIM Global Trends
AIM Weingarten                    AIM Global Growth
AIM Mid Cap Equity
AIM Value II                      MORE CONSERVATIVE
AIM Charter
AIM Value                         SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                   MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                      AIM New Technology
AIM Advisor Flex                  AIM Global Telecommunications and Technology
                                  AIM Global Infrastructure
MORE CONSERVATIVE                 AIM Global Resources
                                  AIM Global Financial Services
                                  AIM Global Health Care
                                  AIM Global Consumer Products and Services
                                  AIM Advisor Real Estate
                                  AIM Global Utilities

                                  MORE CONSERVATIVE


                     FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS        TAX-FREE FIXED-INCOME FUNDS

MORE AGGRESSIVE                    MORE AGGRESSIVE

AIM Strategic Income              AIM High Income Municipal
AIM High Yield II                 AIM Tax-Exempt Bond of Connecticut
AIM High Yield                    AIM Municipal Bond
AIM Income                        AIM Tax-Free Intermediate
AIM Global Income                 AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government       MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       INT-SAR-1

A I M Distributors, Inc.